UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2010

Gateway Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6404 (Commission File Number)	44-0651207 (I.R.S. Employer Identification No.)

1415 Louisiana, Suite 4100

Houston, Texas  77002

(Address of principal executive office)(Zip Code)

(713) 336-0844

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

This Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed October 19, 2010 by Gateway Energy Corporation (the “Company”) to include the financial statements and pro forma financial information required by Item 9.01.  As previously reported, on October 18, 2010, Gateway Pipeline USA Corporation (“Gateway Pipeline”), a wholly owned subsidiary of Gateway Energy Corporation, completed the acquisition of four pipelines and related assets (“Laser pipelines”) from Laser Pipeline Company, L.P (“Laser”).  Gateway Pipeline acquired the assets for a total purchase price of $1.1 million in cash.

Item 9.01         Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired

The historical audited consolidated financial statements of the Laser pipelines as of September 30, 2010 and December 31, 2009 and for the years then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)        Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and year ended December 31, 2009 and the unaudited pro forma balance sheet as of September 30, 2010 with respect to the transaction referred to above are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.  The unaudited pro forma consolidated statements of operations have been prepared as if the acquisition of the Laser pipelines closed on January 1, 2009.  The unaudited pro forma balance sheet has been prepared as if the transaction closed on September 30, 2010.

(c)        Exhibits

The following exhibits are included herein:

Exhibit No.                   Description of Exhibit

23.1                              Consent of Pannell Kerr Forster of Texas, P.C.

99.1                              The historical audited financial statements of Laser Pipeline Company, LP as of and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

99.2                              Unaudited pro forma consolidated balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway Energy Corporation

By:    /s/ Frederick M. Pevow, Jr.

         Frederick M. Pevow, Jr.

         President and Chief Executive Officer

Date:  December 16, 2010

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EXHIBIT INDEX

Exhibit No.                   Description of Exhibit

23.1                              Consent of Pannell Kerr Forster of Texas, P.C.

99.1                              The historical audited financial statements of Laser Pipeline Company, LP as of and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

99.2                              Unaudited pro forma consolidated balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009.

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